NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard International Equities Fund
Nationwide Bailard Technology & Science Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide HighMark Balanced Fund
Nationwide HighMark Large Cap Core Equity Fund
Nationwide HighMark Large Cap Growth Fund
Nationwide HighMark Small Cap Core Fund
Nationwide HighMark Value Fund
Nationwide Ziegler Equity Income Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated May 16, 2014
to the Prospectus dated November 29, 2013 (as revised March 1, 2014)

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, Edward Herbert no longer serves as portfolio manager to the Nationwide HighMark Large Cap Core Equity Fund and the Nationwide HighMark Small Cap Core Fund.  Also, effective immediately, George Rokas no longer serves as portfolio manager to the Nationwide HighMark Large Cap Growth Fund.  Accordingly, all references to, and information regarding, Edward Herbert and George Rokas in the Prospectus, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE